Good Harbor Tactical Core Developed Markets Fund

Class A: GHDAX

Class C: GHDCX

Class I: GHDIX

Good Harbor Tactical Core Emerging Markets Fund

Class A: GHEAX

Class C: GHECX

Class I: GHEIX

(each a series of Northern Lights Fund Trust III)

Supplement dated August 30, 2016 to

the Prospectus and Statement of Additional Information dated February 1, 2016

The Board of Trustees of Northern Lights Fund Trust III (the “Trust”) has concluded that it is in the best interests of the Good Harbor Tactical Core Developed Markets Fund and Good Harbor Tactical Core Emerging Markets Fund (each a “Fund” and collectively the “Funds”) and its shareholders that the Funds cease operations. The Board has determined to close the Funds and redeem all outstanding shares of each Fund on or before September 29, 2016 (“Redemption Date”).

Effective September 20, 2016, each Fund will no longer pursue its stated investment objective, will stop accepting new investments and will begin liquidating its portfolio and invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

Prior to or on the Redemption Date, you may redeem or exchange your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. No redemption fee will be charged on any redemption or exchange. Additional information on exchanges into other funds in the Good Harbor Family of Funds is discussed below.

Unless your investment in the Funds is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

Good Harbor Family of Funds Exchange Privilege

Good Harbor Financial, LLC, the Funds’ investment adviser, serves as investment adviser to several other mutual funds in the Trust. As discussed in the Funds’ prospectus, you may exchange your Fund shares for shares of the same Class of another fund in the Good Harbor Family of Funds. Exchanges are made at net asset value and may be made even if the accumulated value of the Funds shares to be exchanged does not exceed the minimum initial investment amount for another Fund in the Good Harbor Family of Funds. No redemption fee will be charged on any exchange of shares between the Good Harbor Family of Funds. Except as stated herein, exchanges are subject to the terms applicable to purchases of the Good Harbor Family of Funds shares as set forth in the applicable fund’s prospectus. An exchange of Fund shares to another fund in the Good Harbor Family of Funds will be treated as a sale for federal income tax purposes.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Funds at 1-877-270-2848.

You should read this Supplement in conjunction with the Funds’ existing Prospectus and Statement of Additional Information, each dated February 1, 2016, which provide relevant information for all current and prospective shareholders. Please retain this Supplement for future reference. These documents have been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Funds at 1-877-270-2848.